Rule 497(k)
File No. 333-174332

First Trust Exchange-Traded Fund IV

(the “Trust”)

FT Vest SMID Rising Dividend Achievers Target Income ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Summary Prospectus

Dated March 3, 2025

Notwithstanding anything to the contrary in the Fund’s Prospectus or Summary Prospectus, effective March 21, 2025, the second and third sentences in the third paragraph under the section entitled “Principal Investment Strategies” are hereby deleted in their entirety and replaced with the following:

“The Index is designed to measure the performance of a selection of securities that have increased their dividend value over the previous three year and five year annual periods. The Index includes securities selected on criteria including, but not limited to, five year dollar dividend increase, current dividend yield and payout ratio.”

Additionally, the seventh paragraph in the section entitled “Additional Information on the Fund’s Investment Objectives and Strategies” is hereby deleted in its entirety and replaced with the following:

“The Index is designed to measure the performance of a selection of securities that have increased their dividend value over the previous three year and five year annual periods. In order to be eligible for inclusion in the Index, a security must be included in the Nasdaq US Mid Cap™ Index or the Nasdaq US Small Cap™ Index, meet the size and liquidity requirements of the Index, and must not be classified as a Mortgage Real Estate Investment Trust or a Real Estate Investment Trust according to the Industry Classification Benchmark (“ICB”). A security must also be issued by companies that meet the following characteristics: (i) have paid a dividend in the trailing twelve-month period greater than the dividend paid in the trailing twelve-month period three and five years prior; (ii) have a positive earnings per share in the trailing twelve-month period greater than the earnings per share in the trailing twelve-month period three years prior; (iii) have a cash-to-debt ratio greater than 25%; and (iv) have a trailing 12-month period payout ratio no greater than 65%. The Index is comprised of four Sub-Portfolios. One security per company is permitted for each Sub-Portfolio. Each Sub-Portfolio is reconstituted annually during its designated Index reconstitution quarter. If a company has a combined weight of 1.2% or more from the Sub-Portfolios not undergoing an Index reconstitution, and the free float market capitalization of the company is below the median free float market capitalization of all companies in the Index, the company will be ineligible for inclusion in the reconstituting Sub-Portfolio. During each Sub-Portfolio’s reconstitution, the securities that meet the eligibility thresholds are ranked in descending order by dollar dividend increase over the previous five year period and by current dividend yield and ascending order by payout ratio. These ranks are aggregated into a single combined rank with up to 125 securities with the lowest (most favorable) combined ranks selected for inclusion in the Index. In the event of a tie, the security with the higher dividend yield is given priority. If an ICB industry is represented by more than 37 securities, the industry’s highest-ranked component is removed from the selection of up to 125 securities and is replaced with the next-ranked eligible security not from that industry. If the Nasdaq US Mid Cap™ Index or the Nasdaq US Small Cap™ Index is represented by more than 93 securities, the highest-ranked component is removed from the selection of up to 125 securities and is replaced with the next-ranked eligible security from the other index. The selected securities for the reconstituting Sub-Portfolio are equally weighted and then combined with the Sub-Portfolios not undergoing a reconstitution to form the Index. Additionally, the Index is rebalanced annually in March so that each of the four Sub-Portfolios is equally weighted among each other, each representing 25% of the total Index weight. Each Sub-Portfolio is reconstituted and rebalanced annually, resulting in at least a part of the Index being reconstituted and rebalanced each quarter. The Fund’s strategy may involve frequently buying and selling portfolio securities.”

Please Keep this Supplement with your Fund Prospectus and Summary Prospectus for Future Reference